UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2022 (February 25, 2022)

Industrial Logistics Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	ILPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K/A, the terms "we", "our" and "ILPT" refer to Industrial Logistics Properties Trust and its consolidated subsidiaries, unless otherwise expressly stated or the context indicates otherwise.

Explanatory Note

On February 28, 2022, we filed a Current Report on Form 8-K, or the Original Form 8-K, to report that, on February 25, 2022, we acquired Monmouth Real Estate Investment Corporation, a Maryland corporation, or MNR, pursuant to the merger of MNR with and into one of our wholly owned subsidiaries.

We are amending the Original Form 8-K to provide the historical financial statements required by Item 9.01(a) of Form 8-K and to provide the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and pro forma information were not included in the Original Form 8-K as permitted by Item 9.01(a)(3) and Item 9.01(b)(2) of Form 8-K. This amendment reports no other updates or amendments to the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired.

The audited consolidated balance sheets of MNR as of September 30, 2021 and 2020, and the audited consolidated statements of income (loss), comprehensive income (loss), shareholders' equity and cash flows of MNR for the fiscal years ended September 30, 2021 and 2020, and the notes thereto, and the related financial statement schedule, are incorporated by reference to MNR's Annual Report on Form 10-K for the fiscal year ended September 30, 2021 filed on November 12, 2021 with the Securities and Exchange Commission, or SEC.

The unaudited consolidated balance sheet of MNR as of December 31, 2021, and the unaudited consolidated statements of income, comprehensive income, shareholders' equity and cash flows of MNR for the three months ended December 31, 2021 and 2020, and the notes thereto, are incorporated by reference to MNR's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2021 filed on February 4, 2022 with the SEC.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information of ILPT is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated by reference herein:

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2021	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Income (Loss) for the Year Ended December 31, 2021	F-3
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-4

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, capital structure, property level operating expenses and revenues, including rents expected to be received from our existing leases or leases we may enter into in the future, changes in interest rates, the performance of our joint ventures, the timing of the expected sales of certain MNR properties and other reasons. Actual future results are likely to be different from the amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

(d)	Exhibits.

23.1	Consent of PKF O'Connor Davies, LLP, independent registered public accounting firm for Monmouth Real Estate Investment Corporation. (Filed herewith.)
99.1	Unaudited pro forma condensed consolidated financial statements of Industrial Logistics Properties Trust. (Filed herewith.)
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Dated:  April 21, 2022

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